Exhibit 24 Consent of Independent Auditors

We consent to the use of our report dated August 15, 1996, incorporated by reference in the Annual Report (Form 10-K) of Energy West Incorporated for the year ended June 30, 1996, with respect to the consolidated financial statements, as amended, and the related financial statement schedule, as amended, included in this Form 10-K/A.


                                               /s/ ERNST & YOUNG LLP
                                                   ERNST & YOUNG LLP

                                                   Denver, Colorado
                                                   March 21, 1997